Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2008

Boston Properties, Inc.

First Quarter 2008

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2008

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-two individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of nine distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2008)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	139
Total Square Feet	43.9 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	142.2 million
Dividend - Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.95%
Total Market Capitalization	$18.6 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2008

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman Chairman of the Board	Carol B. Einiger Director	Douglas T. Linde President	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Edward H. Linde Chief Executive Officer and Director	Alan J. Patricof Director, Chair of Audit Committee	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow Director	Richard E. Salomon Director, Chair of Compensation Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Director, Chair of Nominating & Corporate Governance	Martin Turchin Director	Michael LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

	David A. Twardock Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael Walsh Senior Vice President, Finance

		Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900 Boston, MA 02199	Stock Exchange Listing	800 Boylston Street, Suite 1900 Boston, MA 02199	Michael Walsh, Senior Vice President, Finance at 617.236.3410 or
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	mwalsh@bostonproperties.com
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):
	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
High Closing Price	$98.39	$113.60	$106.20	$119.47	$130.75
Low Closing Price	$82.10	$88.71	$92.82	$100.07	$109.72
Average Closing Price	$89.38	$100.95	$100.08	$112.73	$120.10
Closing Price, at the end of the quarter	$92.07	$91.81	$103.90	$102.13	$117.40
Dividends per share - annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized (1)	2.95%	2.96%	2.62%	2.66%	2.32%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands) (2)	142,182	141,910	141,676	141,666	141,642
Closing market value of outstanding shares and units (thousands)	$13,090,697	$13,028,757	$14,720,136	$14,468,349	$16,628,771

(1)	Excludes special dividend of $5.98 per share paid on January 30, 2008 and $5.40 per share paid on January 30, 2007.

(2)	For additional detail, see page 13.

Timing

Quarterly results for 2008 will be announced according to the following schedule:
Second Quarter	Late July 2008
Third Quarter	Late October 2008
Fourth Quarter	Late January 2009

Boston Properties, Inc.

First Quarter 2008

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
Rating Agencies:

Mitchell Germain Banc of America Securities 212.847.5794	Anthony Paolone /Michael Mueller J.P. Morgan Securities 212.622.6682 / 212.622.6689	Chris Brown Banc of America Securities 704.386.2524	Janice Svec Fitch Ratings 212.908.0304

Ross Smotrich / Jeffrey Langbaum Bear Stearns & Company 212.272.8046 / 212.272.4201	Jordan Sadler / Craig Mailman KeyBanc Capital Markets 917.368.2280 / 917.368.2316	Sue Berliner /Elizabeth Carter Bear Stearns & Company 212.272.3824 / 212.272.0217	Karen Nickerson Moody’s Investors Service 212.553.4924

Michael Bilerman / Irwin Guzman Citigroup Global Markets 212.816.1383 / 212.816.1685	David Harris / David Toti Lehman Brothers 212.526.1790 / 212.526.2002	Thomas Cook Citigroup Global Markets 212.723.1112	James Fielding Standard & Poor’ s 212.438.2452

Steve Benyik Credit Suisse North America 212.538.0239	Steve Sakwa / Ian Weissman Merrill Lynch & Company 212.449.0335 / 212.449.6255	Matthew Lynch Credit Suisse Securities 212.325.6456

Lou Taylor / Kristin Brown Deutsche Bank Securities 203.863.2381 / 212.250.6799	David Cohen Morgan Stanley & Company 212.761.8564	Mark Streeter J.P. Morgan Securities 212.834.5086

Wilkes Graham Friedman, Billings, Ramsey 703.312.9737	David Rogers RBC Capital Markets 216.378.7626	John Forrey Merrill Lynch & Company 212.449.1812

Jay Habermann / Sloan Bohlen Goldman Sachs & Company 917.343.4260 / 212.902.2796	John Guinee Stifel, Nicolaus & Company 443.224.1307

Michael Knott Green Street Advisors 949.640.8780	James Feldman UBS Investment Research 212.713.4932

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2008

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Income Items:
Revenue	$370,559	$380,790	$368,584	$372,213	$360,703
Straight line rent (SFAS 13)	$12,918	$9,226	$8,186	$8,492	$12,872
Fair value lease revenue (SFAS 141) (1)	$1,097	$1,528	$1,419	$1,491	$1,509
Lease termination fees (included in revenue) (2)	$3,380	$2,881	$742	$729	$2,550
Capitalized interest	$9,485	$10,419	$8,375	$7,944	$4,308
Capitalized wages	$3,211	$3,271	$2,603	$2,814	$2,326
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	67.8%	67.5%	67.6%	67.8%	67.9%
Net income available to common shareholders	$88,461	$123,790	$242,370	$102,344	$854,307
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4)	$134,723	$147,534	$139,054	$142,944	$133,011
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.11	$1.22	$1.15	$1.18	$1.10
Net income available to common shareholders per share - basic	$0.74	$1.04	$2.02	$0.86	$7.14
Net income available to common shareholders per share -diluted	$0.73	$1.02	$1.99	$0.84	$6.99
Dividends per common share (5)	$0.68	$6.66	$0.68	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$120,261	$119,836	$123,429	$134,345	$129,162
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.33	3.49	3.30	3.24	3.02
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.92	3.02	2.94	2.92	2.85
FFO Payout Ratio (8)	61.26%	55.74%	59.13%	57.63%	61.82%
FAD Payout Ratio (9)	79.63%	79.70%	77.15%	70.86%	73.56%

	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Capitalization:
Total Debt	$5,527,832	$5,492,166	$5,409,268	$5,619,602	$5,736,139
Common Stock Price @ Quarter End	$92.07	$91.81	$103.90	$102.13	$117.40
Equity Value @ Quarter End	$13,090,697	$13,028,757	$14,720,136	$14,468,349	$16,628,771
Total Market Capitalization (10)	$18,618,529	$18,520,923	$20,129,404	$20,087,951	$22,364,910
Debt/Total Market Capitalization (10)	29.69%	29.65%	26.87%	27.97%	25.65%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(2)	Does not include the Company’s share of net termination income earned from unconsolidated joint ventures totaling $625 for the three months ended March 31, 2008.

(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,180, $8,403, $9,556, $8,755 and $8,833 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended September 30, 2007.

(5)	For the three months ended December 31, 2007, dividends per share includes the $5.98 per common share special dividend paid on January 30, 2008.

(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.

(7)	For additional detail, see page 11.

(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.

(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2007, excludes the $5.98 per share special dividend paid on January 30, 2008.

(10)	For additional detail, see page 13.

Boston Properties, Inc.

First Quarter 2008

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
ASSETS
Real estate	$9,231,874	$9,077,528	$8,961,830	$9,037,468	$9,019,237
Development in progress	619,165	700,762	629,138	584,620	500,995
Land held for future development	266,555	249,999	212,801	189,698	185,093
Real estate held for sale	—	221,606 (1)	—	—	18,282
Less accumulated depreciation	(1,589,686)	(1,531,707)	(1,488,077)	(1,474,771)	(1,414,857)

Total real estate	8,527,908	8,718,188	8,315,692	8,337,015	8,308,750
Cash and cash equivalents	794,643	1,506,921	1,894,198	1,885,318	2,016,336
Cash held in escrows	57,640	186,839	17,835	22,665	20,334
Marketable securities	23,404	22,584	—	—	—
Tenant and other receivables, net	34,580	58,074	43,199	48,398	50,799
Note receivable	100,000 (2)	—	—	—	—
Accrued rental income, net	313,011	300,594	299,082	296,424	288,824
Deferred charges, net	294,002	287,199	257,469	264,664	244,846
Prepaid expenses and other assets	51,357	30,566	55,658	47,174	63,896
Investments in unconsolidated joint ventures	152,942	81,672	102,488	92,944	91,955

Total assets	$10,349,487	$11,192,637	$10,985,621	$10,994,602	$11,085,740

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,760,620	$2,726,127	$2,644,393	$2,855,889	$2,973,571
Unsecured senior notes, net of discount	1,472,027	1,471,913	1,471,801	1,471,691	1,471,583
Unsecured exchangeable senior notes, net of discount	1,295,185	1,294,126	1,293,074	1,292,022	1,290,985
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	128,769	145,692	133,714	123,910	101,188
Dividends and distributions payable	105,150	944,870	96,152	96,192	105,284
Accrued interest payable	47,355	54,487	46,671	59,105	48,917
Other liabilities (3)	221,432	232,705	198,314	201,406	229,666

Total liabilities	6,030,538	6,869,920	5,884,119	6,100,215	6,221,194

Commitments and contingencies	—	—	—	—	—

Minority interests	679,404	653,892	753,620	731,043	726,937

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 119,669,070, 119,502,485, 119,253,212, 119,028,081 and 118,970,065 outstanding, respectively	1,197	1,195	1,193	1,190	1,190
Additional paid-in capital	3,292,751	3,305,219	3,289,760	3,263,797	3,260,647
Earnings in excess of dividends	401,410	394,324	1,065,993	904,417	881,733
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(53,091)	(29,191)	(6,342)	(3,338)	(3,239)

Total stockholders’ equity	3,639,545	3,668,825	4,347,882	4,163,344	4,137,609

Total liabilities and stockholders’ equity	$10,349,487	$11,192,637	$10,985,621	$10,994,602	$11,085,740

(1)	At December 31, 2007, Real Estate Held for Sale consisted of the Mountain View properties which were transferred into the Company’s Value-Added Fund on January 7, 2008.

(2)	Represents the balance of the promissory note due from the Value-Added Fund related to the transfer by the Company of the Mountain View properties to the Value-Added Fund in January 2008. The promissory note bears interest at a rate of 7% per annum and matures in October 2008, subject to extension at the option of the Value-Added Fund until April 2009. The Company expects the Value-Added Fund to obtain third-party financing secured by the Mountain View Research Park properties during the second quarter of 2008 and repay the remaining outstanding balance on the note.

(3)	At March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, Other Liabilities included approximately $2.3 million, $26.1 million, $26.5 million, $26.9 million and $27.4 million and approximately $4.6 million, $6.1 million, $8.4 million, $10.7 million and $13.0 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue, approximately $24.8 million, $24.4 million, $24.0 million, $23.7 million and $48.0 million, respectively, related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center and the fair values of the Company’s interest rate hedging contracts of approximately $53.2 million, $25.7 million, $3.5 million, $0 and $0, respectively.

Boston Properties, Inc.

First Quarter 2008

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Revenue:
Rental
Base Rent	$281,394	$277,088	$268,277	$268,272	$270,672
Recoveries from tenants	48,884	46,926	44,934	46,783	46,286
Parking and other	16,501	16,845	16,328	16,488	15,321

Total rental revenue	346,779	340,859	329,539	331,543	332,279
Hotel revenue	6,524	13,121	8,646	9,335	6,709
Development and management services	5,477	5,378	5,318	5,130	4,727
Interest and other (1)	11,779	21,432	25,081	26,205	16,988

Total revenue	370,559	380,790	368,584	372,213	360,703

Expenses:
Operating	70,369	68,610	68,647	68,797	68,658
Real estate taxes	47,364	47,855	44,859	44,201	44,213
Hotel operating	5,897	9,059	6,275	6,417	6,014
General and administrative (1) (2)	19,588	16,594	20,189	16,291	16,808
Interest (3)	67,839	68,289	69,929	73,743	73,926
Depreciation and amortization	74,671	71,421	70,916	73,921	69,772
Net derivative losses	3,788	—	—	—	—
Losses from early extinguishments of debt (4)	—	—	2,695	—	722

Total expenses	289,516	281,828	283,510	283,370	280,113

Income before income from unconsolidated joint ventures	81,043	98,962	85,074	88,843	80,590
Minority interests in property partnerships	(625)	(84)	—	—	—
Income from unconsolidated joint ventures (5)	1,042	805	1,390	17,268	965

Income before minority interest in Operating Partnership	81,460	99,683	86,464	106,111	81,555
Minority interest in Operating Partnership (6)	(13,024)	(23,181)	(13,946)	(16,840)	(10,928)

Income before gains on sales of real estate	68,436	76,502	72,518	89,271	70,627
Gains on sales of real estate, net of minority interest	20,025	—	168,495	—	619,206

Income before discontinued operations	88,461	76,502	241,013	89,271	689,833
Income from discontinued operations, net of minority interest	—	862	1,357	1,357	2,626
Gains on sales of real estate from discontinued operations, net of minority interest	—	46,426	—	11,716	161,848

Net income available to common shareholders	$88,461	$123,790	$242,370	$102,344	$854,307

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share - basic	$0.74	$1.04	$2.02	$0.86	$7.14

Net income available to common shareholders per share - diluted	$0.73	$1.02	$1.99	$0.84	$6.99

(1)	Interest and other includes $(597), $(294), $31, $471 and $67, and general and administrative expenses includes $(657), $(245), $43, $448 and $103 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, related to the Company’s deferred compensation plan.

(2)	General and administrative expenses includes a write-off of approximately $1.4 million and $4.5 million of costs related to abandoned development projects for the three months ended March 31, 2008 and September 30, 2007, respectively.

(3)	Interest expense is reported net of capitalized interest of $9,485, $10,419, $8,375, $7,944 and $4,308 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(4)	Includes an approximately $2.7 million loss from the early extinguishment of debt associated with the sale of real estate for the three months ended September 30, 2007.

(5)	Includes our share of the gain on sale of Worldgate Plaza totaling approximately $15.5 million for the three months ended June 30, 2007.

(6)	Equals minority interest share of 14.56%, 14.58%, 14.62%, 14.62% and 14.90% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2008

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-08	31-Dec-07		30-Sep-07	30-Jun-07		31-Mar-07
Net income available to common shareholders	$88,461	$123,790		$242,370	$102,344		$854,307
Add:
Minority interest in Operating Partnership	13,024	23,181		13,946	16,840		10,928
Minority interests in property partnerships	625	84		—	—		—
Less:
Income from unconsolidated joint ventures	1,042	805		1,390	17,268		965
Gains on sales of real estate, net of minority interest	20,025	—		168,495	—		619,206
Income from discontinued operations, net of minority interest	—	862		1,357	1,357		2,626
Gains on sales of real estate from discontinued operations, net of minority interest	—	46,426		—	11,716		161,848

Income before minority interests and income from unconsolidated joint ventures	81,043	98,962		85,074	88,843		80,590
Add:
Real estate depreciation and amortization (1)	77,619	73,306		73,195	76,264		72,870
Income from discontinued operations	—	1,009		1,589	1,589		3,086
Income from unconsolidated joint ventures	1,042	805		1,390	1,815	(2)	965
Less:
Minority property partnerships’ share of funds from operations	1,111	437		—	—		—
Preferred distributions	905	926	(3)	1,054	1,084		1,202	(4)

Funds from operations (FFO)	157,688	172,719		160,194	167,427		156,309
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	—		2,675	—		—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	157,688	172,719		162,869	167,427		156,309
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	22,965	25,185		23,815	24,483		23,298

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (5)	$134,723	$147,534		$139,054	$142,944		$133,011

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.13	$1.24		$1.17	$1.20		$1.13

FFO per share - basic	$1.13	$1.24		$1.15	$1.20		$1.13

Weighted average shares outstanding - basic	119,536	119,249		119,010	118,961		118,177

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.11	$1.22		$1.15	$1.18		$1.10

FFO per share - basic	$1.11	$1.22		$1.13	$1.18		$1.10

Weighted average shares outstanding - diluted	122,483	122,338		122,298	122,660		122,569

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $74,671, $71,421, $70,916, $73,921 and $69,772, our share of unconsolidated joint venture real estate depreciation and amortization of $3,263, $2,074, $1,989, $2,085 and $2,099 and depreciation and amortization from discontinued operations of $0, $234, $700, $700 and $1,314, less corporate related depreciation of $315, $423, $410, $442 and $315 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(2)	Excludes our share of the gain on sale of Worldgate Plaza totaling approximately $15.5 million for the three months ended June 30, 2007.

(3)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.

(4)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.

(5)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007 was 85.44%, 85.42%, 85.38%, 85.38% and 85.10%, respectively.

Boston Properties, Inc.

First Quarter 2008

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2008		December 31, 2007			September 30, 2007		June 30, 2007		March 31, 2007
	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$157,688	139,911	$172,719		139,605	$162,869	139,392	$167,427	139,336	$156,309		138,877
Effect of Dilutive Securities
Convertible Preferred Units	905	1,461	926	(1)	1,460	1,054	1,644	1,084	1,676	1,202	(2)	1,922
Stock Options and Exchangeable Notes	—	1,486	—		1,629	—	1,645	—	2,023	—		2,469

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$158,593	142,858	$173,645		142,694	$163,923	142,681	$168,511	143,035	$157,511		143,268
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	22,620	20,375	24,772		20,356	23,416	20,382	24,004	20,375	22,757		20,699

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$135,973	122,483	$148,873		122,338	$140,507	122,299	$144,507	122,660	$134,754		122,569

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - basic	$1.13		$1.24			$1.17		$1.20		$1.13

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate - diluted	$1.11		$1.22			$1.15		$1.18		$1.10

(1)	Excludes approximately $8.7 million for the three months ended December 31, 2007 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.

(2)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.

(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007 was 85.74%, 85.73%, 85.72%, 85.76% and 85.55%, respectively.

Boston Properties, Inc.

First Quarter 2008

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$157,688	$172,719	$162,869	$167,427	$156,309
2nd generation tenant improvements and leasing commissions	(26,600)	(28,553)	(22,192)	(19,024)	(12,732)
Straight-line rent	(12,918)	(9,226)	(8,186)	(8,492)	(12,872)
Recurring capital expenditures	(4,296)	(16,217)	(10,498)	(6,676)	(3,208)
Fair value interest adjustment	(809)	(789)	(725)	(451)	(74)
Fair value lease revenue (SFAS 141)	(1,097)	(1,528)	(1,419)	(1,491)	(1,509)
Hotel improvements, equipment upgrades and replacements	(993)	(67)	(214)	(565)	(281)
Non real estate depreciation	315	423	410	442	315
Stock-based compensation	5,183	3,040	3,047	3,058	3,214
Net derivative losses	3,788	—	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	—	34	337	117	—

Funds available for distribution to common shareholder and common unitholders (FAD)	$120,261	$119,836	$123,429	$134,345	$129,162

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$81,043	$98,962	$85,074	$88,843	$80,590
Interest expense	67,839	68,289	69,929	73,743	73,926
Losses from early extinguishments of debt associated with the sales of real estate	—	—	2,675	—	—
Net derivative losses	3,788	—	—	—	—
Depreciation and amortization expense	74,671	71,421	70,916	73,921	69,772
Depreciation from joint ventures	3,263	2,074	1,989	2,085	2,099
Income from unconsolidated joint ventures	1,042	805	1,390	1,815	965
Stock-based compensation	5,183	3,040	3,047	3,058	3,214
Discontinued operations - depreciation expense	—	234	700	700	1,314
Discontinued operations	—	1,009	1,589	1,589	3,086
Straight-line rent	(12,918)	(9,226)	(8,186)	(8,492)	(12,872)
Fair value lease revenue (SFAS 141)	(1,097)	(1,528)	(1,419)	(1,491)	(1,509)

Subtotal	222,814	235,080	227,704	235,771	220,585

Divided by:
Interest expense (1)	66,833	67,294	69,012	72,829	73,091
Interest Coverage Ratio	3.33	3.49	3.30	3.24	3.02

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$81,043	$98,962	$85,074	$88,843	$80,590
Interest expense	67,839	68,289	69,929	73,743	73,926
Losses from early extinguishments of debt associated with the sales of real estate	—	—	2,675	—	—
Net derivative losses	3,788	—	—	—	—
Depreciation and amortization expense	74,671	71,421	70,916	73,921	69,772
Depreciation from joint ventures	3,263	2,074	1,989	2,085	2,099
Income from unconsolidated joint ventures	1,042	805	1,390	1,815	965
Stock-based compensation	5,183	3,040	3,047	3,058	3,214
Discontinued operations - depreciation expense	—	234	700	700	1,314
Discontinued operations	—	1,009	1,589	1,589	3,086
Straight-line rent	(12,918)	(9,226)	(8,186)	(8,492)	(12,872)
Fair value lease revenue (SFAS 141)	(1,097)	(1,528)	(1,419)	(1,491)	(1,509)

Subtotal	222,814	235,080	227,704	235,771	220,585
Divided by:

Interest expense (1) (2)	76,318	77,713	77,387	80,773	77,399
Interest Coverage Ratio	2.92	3.02	2.94	2.92	2.85

(1)	Excludes amortization of financing costs of $1,006, $995, $917, $914 and $835 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(2)	Includes capitalized interest of $9,485, $10,419, $8,375, $7,944 and $4,308 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

Boston Properties, Inc.

First Quarter 2008

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during the applicable period as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

	Three Months Ended
	31-Mar-08	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07
Total Revenue (1)	$—	$1,612	$2,923	$2,963	$12,166
Expenses:
Operating	—	369	634	674	988
Hotel operating	—	—	—	—	6,778
Depreciation and amortization	—	234	700	700	1,314

Total Expenses	—	603	1,334	1,374	9,080
Income before minority interest in Operating Partnership	—	1,009	1,589	1,589	3,086
Minority interest in Operating Partnership	—	147	232	232	460

Income from discontinued operations (net of minority interest)	$—	$862	$1,357	$1,357	$2,626

Properties (2):		Orbital Sciences	Orbital Sciences	Orbital Sciences	Orbital Sciences
		Campus	Campus	Campus	Campus
		Broad Run, Building E	Broad Run, Building E	Broad Run, Building E	Broad Run, Building E
				Newport Office Park	Newport Office Park
					Long Wharf Marriott

(1)	The impact of the straight-line rent adjustment increased revenue by $0, $34, $68, $106 and $107 for the three months ended March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively.

(2)	Discontinued operations does not include the operations of Democracy Center due to the Company’s continuing involvement in the management, for a fee, of this property subsequent to the sale through an agreement with the buyer.

Boston Properties, Inc.

First Quarter 2008

CAPITAL STRUCTURE

Debt
(in thousands)

Aggregate Principal March 31, 2008
Mortgage Notes Payable	$2,760,620
Unsecured Line of Credit	—
Unsecured Senior Notes, net of discount	1,472,027
Unsecured Exchangeable Senior Notes	1,295,185

Total Debt	$5,527,832

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,121	$203	$246	$1,403	2,973

Unsecured Senior Notes, net of discount	$248,879	$299,797	$174,754	$748,597	$1,472,027

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	2/6/2007	4/6/2006
Principal Amount	$862,500	$450,000			$1,312,500
Yield (on issue date)	3.438%	3.750%			3.545%
Coupon	2.875%	3.750%
Exchange Rate	7.0430 (1)	10.0066 (2)
First Optional Redemption Date	2/20/2012	5/18/2013
Maturity Date	2/15/2037	5/15/2036
Discount	17,315	—			17,315

Unsecured Senior Exchangable Notes	$845,185	$450,000			$1,295,185

(1)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate of 6.6090 was adjusted to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.

(2)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007 (which was the record date for the dividend), resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.

Equity
(in thousands)

	Shares/Units Outstanding as of 3/31/08	Common Stock Equivalents		Equivalent (3)
Common Stock	119,669	119,669	(4)	$11,017,925
Common Operating Partnership Units	21,052	21,052	(5)	1,938,258
Series Two Preferred Operating Partnership Units	1,113	1,461		134,514

Total Equity		142,182		$13,090,697

Total Debt				$5,527,832

Total Market Capitalization				$18,618,529

(3)	Value based on March 31, 2008 closing price of $92.07 per share of common stock.

(4)	Includes 35 shares of restricted stock.

(5)	Includes 959 long-term incentive plan units, but excludes 1,086 unearned outperformance plan units.

Boston Properties, Inc.

First Quarter 2008

DEBT ANALYSIS

Debt Maturities and Principal Payments
(in thousands)

	2008	2009	2010	2011	2012	Thereafter	Total
Floating Rate Debt	$—	$148,343	—	$39,812	$—	$—	$188,155
Fixed Rate Debt	572,563	95,442	132,870	545,153	944,856	3,048,793	5,339,677

Total Debt	$572,563	$243,785	$132,870	$584,965	$944,856	$3,048,793	$5,527,832

GAAP Weighted Average Floating Rate Debt	—	5.60%	—	4.68%	—	—	5.41%
GAAP Weighted Average Fixed Rate Debt	6.78%	6.38%	7.86%	7.02%	3.69%	5.55%	5.58%

Total GAAP Weighted Average Rate	6.78%	5.91%	7.86%	6.86%	3.69%	5.55%	5.57%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010
(in thousands)
Facility	Outstanding @ 3/31/2008	Letters of Credit	Remaining Capacity @ 3/31/2008
$ 605,000	$—	$21,637	$583,363

Unsecured and Secured Debt Analysis
	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	50.06%	4.83%	4.88%	5.0 years
Secured Debt	49.94%	6.40%	6.26%	4.8 years

Total Debt	100.00%	5.61%	5.57%	4.9 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)		GAAP Weighted Average Rate		Weighted Average Maturity
Floating Rate Debt	3.40%	5.18	%(2)	5.41	%(2)	1.6 years
Fixed Rate Debt	96.60%	5.63%		5.58%		5.0 years

Total Debt	100.00%	5.61%		5.57%		4.9 years

(1)	The stated weighted average rate is calculated using the yield payable on the loan excluding amortization of finance charges.

(2)	The Company has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.57% per annum plus a credit spread of 125 bps on a notional amount of $96.7 million. The swap contract went into effect on October 22, 2007 and expires on October 29, 2008.

Interest Rate Hedging Instruments (1)
(in thousands)

	Notional Amount	Weighted Average 10 Year Treasury Rate	Settlement Date
Treasury Locks	$325,000	4.74%	4/1/2008	(2)
Treasury Locks	50,000	4.28%	7/31/2008
Forward-starting interest rate swaps	150,000	4.51%	7/31/2008

Total	$525,000	4.63%

(1)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.

(2)	On April 1, 2008, the Company cash-settled these Treasury Locks and made cash payments to the counterparties totaling approximately $33.5 million.

Boston Properties, Inc.

First Quarter 2008

DEBT MATURITIES AND PRINCIPAL PAYMENTS
(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	6,670	9,453	10,136	456,898	—	—	483,157
Embarcadero Center One and Two	277,381	—	—	—	—	—	277,381
Prudential Center	258,222	—	—	—	—	—	258,222	(1)
South of Market	—	148,343	—	—	—	—	148,343
505 9th Street	—	—	—	—	—	130,000	130,000
One Freedom Square	1,695	2,375	2,513	2,660	66,093	—	75,336
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	694	994	56,306	—	—	—	57,994
140 Kendrick Street	1,170	1,637	1,730	1,828	1,932	48,359	56,656
New Dominion Technology Park, Building One	755	1,595	1,716	1,846	1,987	45,416	53,315
1330 Connecticut Avenue	1,846	2,577	2,701	45,021	—	—	52,145
Reservoir Place	1,351	48,592	—	—	—	—	49,943
Kingstowne Two and Retail	1,176	1,499	1,585	1,676	1,773	35,064	42,773
Wisconsin Place Office	—	—	—	39,812	—	—	39,812
10 & 20 Burlington Mall Rd & 91 Hartwell	702	994	1,069	32,524	—	—	35,289
10 Cambridge Center	639	916	29,677	—	—	—	31,232
Sumner Square	525	747	804	865	930	22,896	26,767
Montvale Center	—	—	—	—	25,000	—	25,000
Eight Cambridge Center	572	819	22,911	—	—	—	24,302
1301 New York Avenue	1,349	21,628	—	—	—	—	22,977
Kingstowne One	491	624	659	696	736	17,031	20,237
University Place	700	992	1,063	1,139	1,221	14,999	20,114
Bedford Business Park	16,625	—	—	—		—	16,625

	572,563	243,785	132,870	584,965	99,672	1,126,765	2,760,620

Unsecured Senior Notes(2)	—	—	—	—	845,184	1,922,028	2,767,212
Unsecured Line of Credit	—	—	—	—	—	—	—

	$572,563	$243,785	$132,870	$584,965	$944,856	$3,048,793	$5,527,832

% of Total Debt	10.36%	4.41%	2.40%	10.58%	17.09%	55.16%	100.00%
Balloon Payments	$545,733	$216,587	$107,339	$568,509	$933,832	$2,873,347	$5,245,347
Scheduled Amortization	$26,830	$27,198	$25,531	$16,456	$11,024	$175,446	$282,485

(1)	Debt retired on April 1, 2008.

(2)	Represents the optional redemption date for our unsecured exchangeable notes.

Boston Properties, Inc.

First Quarter 2008

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2008 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

			March 31, 2008
Total Assets:
Capitalized Property Value (8.5% and 9.0% rates on CBD and Suburban properties, respectively)			$11,416,937
Cash and Cash Equivalents			794,643
Investments in Marketable Securities			23,404
Undeveloped Land, at Cost			266,555
Development in Process, at Cost (including Joint Venture %)			726,751

Total Assets			$13,228,290

Unencumbered Assets			$8,388,874

Secured Debt (Fixed and Variable) (1)			$2,704,312
Joint Venture Debt			236,648
Contingent Liabilities & Letters of Credit			27,883
Unsecured Debt (2)			2,787,500

Total Outstanding Debt			$5,756,343

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)			$81,043
Add: Interest Expense (per Consolidated Income Statement)			67,839
Add: Depreciation and Amortization (per Consolidated Income Statement)			74,671
Add: Loss from early extinguishment of debt			—

EBITDA			223,553
Add: Company share of unconsolidated joint venture EBITDA			7,855

Consolidated EBITDA			$231,408

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)			$67,839
Add: Company share of unconsolidated joint venture interest expense			3,866
Less: Amortization of financing costs			(1,006)
Less: Interest expense funded by construction loan draws			(1,523)

Adjusted Interest Expense			$69,176

Covenant Ratios and Related Data	Test		Actual
Total Outstanding Debt/Total Assets	Less than 60%		43.2%
Secured Debt/Total Assets	Less than 50%		22.3%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50	x	3.35
Unencumbered Assets/ Unsecured Debt	Greater than 150%		298.5%

Unencumbered Consolidated EBITDA			$136,599

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured

Interest Expense)			4.08

% of unencumbered Consolidated EBITDA to Consolidated EBITDA			59.0%

# of unencumbered properties			89

(1)	Excludes Fair Value Adjustment of $16,496

(2)	Excludes Debt Discount of $20,288

Boston Properties, Inc.

First Quarter 2008

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
Metropolitan Square (51%)	$804	$1,152	$63,437	$—	$—	$—	$65,393
Market Square North (50%)	883	1,260	41,549	—	—	—	43,692
901 New York Avenue (25%)	456	635	669	704	742	39,195	42,401
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800
Annapolis Junction (50%)	—	—	10,128	—	—	—	10,128
Wisconsin Place Retail (5%)	—	—	1,855	—	—	—	1,855

	$13,943	$3,047	$117,638	$704	$742	$39,195	$175,269

GAAP Weighted Average Rate (1)	8.20%	7.41%	7.71%	5.27%	5.27%	5.27%	7.18%
% of Total Debt	7.96%	1.74%	67.12%	0.40%	0.42%	22.36%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	13.57%	6.20%	6.67%	1.3 years
Fixed Rate Debt	86.43%	7.23%	7.26%	3.6 years

Total Debt	100.00%	7.09%	7.18%	3.3 years

(*)	All amounts represent the Company’s share. Amounts exlcude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.

(1)	The stated weighted average rate is calculated using the effective yield payable on the loan excluding amortization of financing charges.

Boston Properties, Inc.

First Quarter 2008

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2008

	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)(2)	Annapolis Junction (1)	Value- Added Fund (3)(4)	Eighth Avenue and 46th Street (1)	Combined
Total Equity (5)	$5,896	$35,956	$(229)	$44,773	$7,279	$44,271	$14,996	$152,942

Mortgage/Construction loans payable (5)	$43,692	$65,393	$42,401	$1,855	$10,128	$61,379	$11,800	$236,648

BXP’s nominal ownership percentage	50.00%	51.00%	25.00%	23.89%	50.00%	36.92%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2008

	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)(2)	Annapolis Junction (1)	Value- Added Fund (3)(4)	Eighth Avenue and 46th Street (1)	Combined
REVENUE
Total revenue	$5,955	$7,805	$8,055		$230	$—	$8,295	$—	$30,340	(6)

EXPENSES
Operating	2,248	3,038	2,883		404	6	2,006	—	10,585

SUBTOTAL	3,707	4,767	5,172		(174)	(6)	6,289	—	19,755
Interest	1,695	2,642	2,229		431	—	2,818	—	9,815
Depreciation and amortization	1,127	1,665	1,555		280	—	3,979	—	8,606

SUBTOTAL	2,822	4,307	3,784		711	—	6,797	—	18,421
Gains on sale of real estate	—	—	—		—	—	—	—	—
Losses from early extinguishment of debt	—	—	—		40	—	—		40

NET INCOME/(LOSS)	$885	$460	$1,388		$(925)	$(6)	$(508)	$—	$1,294

BXP’s share of net income/(loss)	$443	$235	$965	(7)	$(250)	$(3)	$(348)	$—	$1,042
BXP’s share of depreciation & amortization	563	849	389		93	—	1,369	—	3,263

BXP’s share of Funds from Operations (FFO)	$1,006	$1,084	$1,354		$(157)	$(3)	$1,021	$—	$4,305

(1)	Property is currently not in service (i.e., under construction or undeveloped land).

(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.

(3)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.

(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.

(5)	Represents the Company’s share.

(6)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $349 and ($3,046), respectively, for the three months ended March 31, 2008.

(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

First Quarter 2008

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

as of March 31, 2008

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.51	1,875	(2)
Circle Star, San Carlos, CA	2	205,994	45.4%	20.49	10,500	(3)
Mountain View Research Park, Mountain View, CA	16	600,989	66.4%	27.32	39,519	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	76.6%	22.77	9,485	(5)

Total	26	1,053,144	67.1%	$22.64	$61,379

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2008

Value-Added Fund
REVENUE
Total revenue (6)	$8,295

EXPENSES
Operating	2,006

SUBTOTAL	6,289
Interest	2,818
Depreciation and amortization	3,979

SUBTOTAL	6,797
Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(508)

Company’s share of net income	$(348)
Company’s share of depreciation & amortization	1,369

Company’s share of Funds from Operations (FFO)	$1,021

The Company’s Equity in the Value-Added Fund	$44,271

(1)	Represents the Company’s share.

(2)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.

(3)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.

(4)	Represents the balance of the promissory note due from the Value-Added Fund related to the transfer by the Company of the Mountain View properties to the Value-Added Fund in January 2008. The promissory note bears interest at a rate of 7% per annum and matures in October 2008, subject to extension at the option of the Value-Added Fund until April 2009.

(5)	The mortgage bears interest at a variable rate of Libor + 1.50% and matures on March 26, 2011, with two – one year extension options.

(6)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $55 and ($3,046), respectively for the three months ended March 31, 2008.

Boston Properties, Inc.

First Quarter 2008

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended March 31, 2008 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	7,979,661		23.0%	834,062	2.2%	8,813,723		29.4%	0.3%	25.5%
Greater Washington	7,484,119	(5)	20.7%	825,232	1.3%	8,309,351	(5)	27.7%	—	22.0%
Greater San Francisco	4,963,768		15.5%	—	—	4,963,768		16.6%	—	15.5%
Midtown Manhattan	5,555,008		33.2%	—	—	5,555,008		18.5%	—	33.2%
Princeton/East Brunswick, NJ	2,323,636		3.8%	—	—	2,323,636		7.8%	—	3.8%

	28,306,192		96.2%	1,659,294	3.5%	29,965,486		100.0%	0.3%	100.0%

% of Total	94.5%			5.5%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	18.6%	6.9%	25.5%
Greater Washington	8.8%	13.2%	22.0%
Greater San Francisco	12.5%	3.0%	15.5%
Midtown Manhattan	33.2%	—	33.2%
Princeton/East Brunswick, NJ	—	3.8%	3.8%

Total	73.1%	26.9%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	431	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	32,278	10,032,866

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.

(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.

(3)	Includes approximately 1,400,000 square feet of retail space.

(4)	The calculation for percentage of Net Operating Income excludes termination income.

(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2008

In-Service Property Listing

as of March 31, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)		Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street -The Prudential Center	CBD Boston MA	1	1,190,403	97.9%	$41.49	Y	(1)	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.6%	61.31	N		CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	39.21	Y	(2)	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,822	97.0%	67.55	Y	(1)(2)	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	52.67	N		CBD
One Cambridge Center	East Cambridge MA	1	215,385	80.0%	37.40	N		CBD
Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	29.12	N		CBD
Four Cambridge Center	East Cambridge MA	1	198,295	94.3%	40.50	N		CBD
Five Cambridge Center	East Cambridge MA	1	240,480	99.3%	42.59	N		CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.51	Y		CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	39.91	Y		CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.60	N		CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	38.14	Y		CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	527,121	86.6%	29.60	Y		S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	28.83	N		S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.44	Y		S
230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	297,695	77.2%	31.49	N		S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	73.8%	23.20	N		S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	53.21	N		S
200 West Street	Route 128 Mass Turnpike MA	1	248,311	100.0%	34.19	N		S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	35.78	N		S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,280	92.9%	23.41	Y		S
Bedford Business Park	Route 128 Northwest MA	1	92,207	98.4%	21.97	Y		S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	31.95	N		S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	75.9%	25.20	Y		S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	25.25	N		S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	0.0%	—	N		S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	31.29	N		S
Lexington Office Park	Route 128 Northwest MA	2	166,689	97.6%	24.96	N		S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.63	N		S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	33.97	N		S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	29.83	N		S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	26.51	N		S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.74	N		S

		41	7,979,661	95.2%	$39.84

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	81.18	N		CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.48	N		CBD
(3) 103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	20.93	N		S
Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	18.86	Y		S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N		S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N		S

		7	834,062	72.3%	$43.32

	Total Greater Boston:	48	8,813,723	93.0%	$40.10

Boston Properties, Inc.

First Quarter 2008

In-Service Property Listing (continued)

as of March 31, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	619,614	94.4%	$45.27	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.88	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	100.0%	49.07	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.04	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	56.01	Y	CBD
(3) 505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,756	99.0%	47.09	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	56.08	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	48.73	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	56.37	Y	CBD
Sumner Square	CBD Washington DC	1	208,665	99.8%	44.52	Y	CBD
Montvale Center	Montgomery County MD	1	122,866	82.3%	26.81	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	40.76	N	S
(3) Kingstowne One	Fairfax County VA	1	150,838	100.0%	33.22	Y	S
(3) Kingstowne Two	Fairfax County VA	1	156,251	98.2%	32.92	Y	S
(3) Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.59	Y	S
One Freedom Square	Fairfax County VA	1	414,207	99.0%	39.91	Y	S
Two Freedom Square	Fairfax County VA	1	421,676	100.0%	42.58	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	28.75	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	93.8%	30.18	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	43.94	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.95	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	41.64	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.71	N	S
12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	36.28	N	S
12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	34.33	N	S
12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	34.68	N	S

		28	7,484,119	98.9%	$42.73

Office/Technical
(3) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.31	N	S
(3) 6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.45	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	22.53	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.50	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.37	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	18.06	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.02	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.89	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.35	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.99	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	17.35	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.05	N	S

		13	825,232	91.6%	$18.96

	Total Greater Washington:	41	8,309,351	98.2%	$40.53

Boston Properties, Inc.

First Quarter 2008

In-Service Property Listing (continued)

as of March 31, 2008

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,027,468	99.6%	$72.59	Y	CBD
Citigroup Center	Park Avenue NY	1	1,589,500	99.6%	73.88	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,699,253	100.0%	86.09	N	CBD
Times Square Tower	Times Square NY	1	1,238,787	100.0%	65.03	N	CBD

	Total Midtown Manhattan:	4	5,555,008	99.8%	$75.42

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.25	N	S
104 Carnegie Center	Princeton NJ	1	102,827	91.0%	34.16	N	S
105 Carnegie Center	Princeton NJ	1	70,029	46.9%	23.74	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
202 Carnegie Center	Princeton NJ	1	130,582	89.4%	32.92	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.51	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	89.4%	34.83	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.73	N	S
212 Carnegie Center	Princeton NJ	1	149,398	97.3%	36.34	N	S
214 Carnegie Center	Princeton NJ	1	150,774	78.0%	32.10	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	85.4%	35.77	N	S
502 Carnegie Center	Princeton NJ	1	116,855	94.7%	35.84	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.48	N	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	34.49	N	S
508 Carnegie Center	Princeton NJ	1	132,653	81.5%	40.42	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.23	N	S
One Tower Center	East Brunswick NJ	1	412,706	43.1%	36.11	N	S

	Total Princeton/East Brunswick, NJ:	16	2,323,636	83.2%	$33.11

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	826,901	87.4%	$48.50	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,737	97.5%	51.77	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	768,177	96.8%	41.78	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,228	95.5%	60.57	N	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	33.08	N	S
601 and 651 Gateway	South San Francisco CA	2	506,028	98.3%	29.79	N	S
(3) North First Business Park	San Jose, CA	5	190,636	77.8%	21.07	N	S
303 Almaden	San Jose, CA	1	156,859	94.1%	$32.25	N	CBD
3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.34	N	S

	Total Greater San Francisco:	17	4,963,768	94.9%	$42.06

	Total In-Service Properties:	126	29,965,486	95.3%	$46.93

(1)	Debt retired on April 1, 2008.

(2)	93,181 square feet of space was unencumbered.

(3)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2008

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant	Sq. Ft.		% of Portfolio
1 US Government	1,657,173	(1)	5.53%
2 Lockheed Martin	1,292,429		4.31%
3 Citibank NA	1,075,489		3.59%
4 Genentech	553,799		1.85%
5 Gillette	484,051		1.62%
6 Kirkland & Ellis	473,161	(2)	1.58%
7 Shearman & Sterling	472,808		1.58%
8 O’Melveny & Myers	445,999		1.49%
9 Lehman Brothers	436,723		1.46%
10 Parametric Technology	380,987		1.27%
11 Accenture	378,867		1.26%
12 Finnegan Henderson Farabow	349,146	(3)	1.17%
13 Ann Taylor	338,942		1.13%
14 Northrop Grumman	327,677		1.09%
15 Biogen Idec	317,341		1.06%
16 MIT	308,274		1.03%
17 Bingham McCutchen	291,415		0.97%
18 Akin Gump Strauss Hauer & Feld	290,132		0.97%
19 Bain Capital	282,217		0.94%
20 Washington Group International	266,867		0.89%
Total % of Portfolio Square Feet			34.94%
Total % of Portfolio Revenue			37.73%

Notable Signed Deals (4)

Tenant	Property	Sq. Ft.
Ropes & Gray LLP	Prudential Tower (5)	413,000
Wellington Management	280 Congress Street (Russia Wharf)	450,000
Akamai Technology	Four & Eight Cambridge Center	230,678
Gibson, Dunn & Crutcher LLP	250 W 55th Street	221,510

(1)	Includes 96,666 square feet of space in properties in which Boston Properties has a 51% and 50% interest.

(2)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.

(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.

(4)	Represents leases signed with occupancy commencing in the future.

(5)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	818,713	$35,018,190	$42.77	$36,259,206	$44.29	3.04%
2009	2,183,693	85,162,154	39.00	86,147,484	39.45	8.11%
2010	2,496,952	93,941,573	37.62	96,619,230	38.69	9.27%
2011	2,854,059	127,409,274	44.64	132,593,339	46.46	10.60%
2012	2,431,964	107,045,534	44.02	111,884,796	46.01	9.03%
2013	827,316	33,292,651	40.24	39,255,140	47.45	3.07%
2014	2,172,078	81,028,240	37.30	86,979,642	40.04	8.07%
2015	1,414,185	55,560,679	39.29	63,159,840	44.66	5.25%
2016	2,350,413	134,772,625	57.34	146,558,308	62.35	8.73%
2017	2,464,622	156,426,556	63.47	175,033,181	71.02	9.15%
Thereafter	5,386,663	283,027,025	52.54	364,774,579	67.72	20.00%

Occupancy By Location*

Location	CBD		Suburban		Total
	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07
Midtown Manhattan	99.8%	99.5%	n/a	n/a	99.8%	99.5%
Greater Boston	97.8%	93.5%	91.9%	90.6%	95.2%	92.2%
Greater Washington	98.9%	98.1%	98.9%	96.9%	98.9%	97.4%
Greater San Francisco	94.2%	88.2%	96.6%	97.0%	94.9%	90.6%
Princeton/East Brunswick, NJ	n/a	n/a	83.2%	87.1%	83.2%	87.1%

Total Portfolio	98.0%	95.3%	93.1%	93.1%	96.0%	94.4%

*	Includes approximately 1,400,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	115,228	$2,268,517	$19.69	$2,268,517	$19.69	6.94%
2009	69,581	1,498,010	21.53	1,523,624	21.90	4.19%
2010	183,376	3,124,023	17.04	3,308,733	18.04	11.05%
2011	57,321	938,172	16.37	938,172	16.37	3.45%
2012	132,820	2,897,697	21.82	2,914,985	21.95	8.00%
2013	—	—	—	—	—	0.00%
2014	247,668	4,203,459	16.97	4,553,631	18.39	14.93%
2015	—	—	—	—	—	0.00%
2016	225,532	18,394,229	81.56	18,694,187	82.89	13.59%
2017	75,756	2,188,701	28.89	2,188,701	28.89	4.57%
Thereafter	237,776	3,534,349	14.86	3,853,237	16.21	14.33%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	48.2%	72.3%	66.7%
Greater Washington	n/a	n/a	91.6%	100.0%	91.6%	100.0%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	81.3%	81.9%	84.4%

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2008	42,146	$3,159,402	$74.96	(1)	$3,366,912	$79.89	(1)	3.06%
2009	62,225	3,480,084	55.93	(2)	3,497,452	56.21	(2)	4.51%
2010	92,192	3,623,859	39.31		3,678,234	39.90		6.69%
2011	69,940	4,742,011	67.80		4,945,945	70.72		5.07%
2012	117,504	6,552,525	55.76		6,806,950	57.93		8.52%
2013	70,512	5,588,781	79.26		5,904,384	83.74		5.11%
2014	49,237	4,523,382	91.87		4,957,188	100.68		3.57%
2015	96,151	8,226,357	85.56		8,673,787	90.21		6.97%
2016	91,571	6,986,317	76.29		7,680,823	83.88		6.64%
2017	117,817	7,721,862	65.54		8,347,606	70.85		8.54%
Thereafter	569,611	28,601,507	50.21		34,839,097	61.16		41.31%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $52.96 and $52.96 in 2008.

(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $50.39 and $50.46 in 2009.

Boston Properties, Inc.

First Quarter 2008

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	976,087	$40,446,109	$41.44	$41,894,635	$42.92	3.3%
2009	2,315,499	90,140,248	38.93	91,168,560	39.37	7.7%
2010	2,772,520	100,689,456	36.32	103,606,197	37.37	9.3%
2011	2,981,320	133,089,457	44.64	138,477,456	46.45	9.9%
2012	2,682,288	116,495,755	43.43	121,606,730	45.34	9.0%
2013	897,828	38,881,432	43.31	45,159,524	50.30	3.0%
2014	2,468,983	89,755,081	36.35	96,490,462	39.08	8.2%
2015	1,510,336	63,787,036	42.23	71,833,627	47.56	5.0%
2016	2,667,516	160,153,171	60.04	172,933,318	64.83	8.9%
2017	2,658,195	166,337,120	62.58	185,569,489	69.81	8.9%
Thereafter	6,194,050	315,162,880	50.88	403,466,913	65.14	20.7%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07
Midtown Manhattan	99.8%	99.5%	n/a	n/a	99.8%	99.5%
Greater Boston	97.9%	93.9%	87.2%	85.1%	93.0%	89.8%
Greater Washington	98.9%	98.1%	97.6%	97.4%	98.2%	97.7%
Greater San Francisco	94.2%	88.2%	96.6%	97.0%	94.9%	90.6%
Princeton/East Brunswick, NJ	n/a		83.2%	87.1%	83.2%	87.1%

Total Portfolio	98.0%	95.4%	91.4%	91.8%	95.3%	93.8%

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	382,614	$12,939,126	$33.82	$13,669,512	$35.73		—	$—	$—	$—	$—
2009	884,002	30,653,518	34.68	31,229,700	35.33		—	—	—	—	—
2010	585,071	18,772,140	32.09	19,596,862	33.49		36,528	764,518	20.93	892,366	24.43
2011	1,264,992	55,450,412	43.83	57,379,464	45.36		—	—	—	—	—
2012	1,102,309	42,364,641	38.43	44,038,165	39.95		67,362	1,649,088	24.48	1,649,088	24.48
2013	315,587	12,247,701	38.81	13,690,188	43.38		—	—	—	—	—
2014	604,652	24,928,156	41.23	25,179,770	41.64		30,000	457,500	15.25	457,500	15.25
2015	313,514	10,878,556	34.70	12,164,670	38.80		—	—	—	—	—
2016	215,172	6,587,573	30.62	7,135,101	33.16		225,532	18,394,229	81.56	18,694,187	82.89
2017	194,775	6,224,648	31.96	7,442,034	38.21		—	—	—	—	—
Thereafter	913,326	38,116,123	41.73	60,979,819	66.77		237,776	3,534,349	14.86	3,853,237	16.21

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot
2008	4,626	$1,430,368	$309.20	$1,637,878	$354.06	(1)	387,240	$14,369,494	$37.11	$15,307,390	$39.53
2009	9,548	1,292,177	135.33	1,304,981	136.68	(2)	893,550	31,945,695	35.75	32,534,681	36.41
2010	43,556	1,237,411	28.41	1,246,984	28.63		665,155	20,774,069	31.23	21,736,212	32.68
2011	12,048	1,268,068	105.25	1,368,518	113.59		1,277,040	56,718,480	44.41	58,747,982	46.00
2012	63,717	2,708,764	42.51	2,724,099	42.75		1,233,388	46,722,493	37.88	48,411,352	39.25
2013	28,459	3,247,883	114.12	3,351,100	117.75		344,046	15,495,584	45.04	17,041,288	49.53
2014	19,902	2,220,126	111.55	2,352,040	118.18		654,554	27,605,782	42.17	27,989,310	42.76
2015	40,524	5,554,654	137.07	5,740,795	141.66		354,038	16,433,210	46.42	17,905,465	50.57
2016	14,617	1,991,269	136.23	2,128,006	145.58		455,321	26,973,071	59.24	27,957,295	61.40
2017	54,667	3,740,555	68.42	4,023,710	73.60		249,442	9,965,203	39.95	11,465,744	45.97
Thereafter	357,932	13,388,852	37.41	14,959,207	41.79		1,509,034	55,039,325	36.47	79,792,263	52.88

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $112.65 and $112.65 in 2008.

(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $99.24 and $99.24 in 2009.

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2008	169,033	5,629,307	33.30	5,629,307	33.30		—	—	—	—	—
Q3 2008	117,191	3,502,754	29.89	4,233,140	36.12		—	—	—	—	—
Q4 2008	96,390	3,807,066	39.50	3,807,066	39.50		—	—	—	—	—

Total 2008	382,614	$12,939,126	$33.82	$13,669,512	$35.73		—	—	—	—	—

Q1 2009	65,438	$2,071,679	$31.66	$2,074,701	$31.70		—	$—	$—	$—	$—
Q2 2009	220,691	7,015,784	31.79	7,443,318	33.73		—	—	—	—	—
Q3 2009	208,975	6,395,990	30.61	6,502,180	31.11		—	—	—	—	—
Q4 2009	388,898	15,170,066	39.01	15,209,501	39.11		—	—	—	—	—

Total 2009	884,002	$30,653,518	$34.68	$31,229,700	$35.33		—	—	—	—	—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2008	4,391	934,601	212.84	969,551	220.80		173,424	6,563,908	37.85	6,598,858	38.05
Q3 2008	6	311,992	51,998.66	389,992	64,998.66		117,197	3,814,746	32.55	4,623,132	39.45
Q4 2008	229	183,775	802.51	278,335	1,215.44		96,619	3,990,841	41.30	4,085,401	42.28

Total 2008	4,626	1,430,368	$309.20	$1,637,878	$354.06	(1)	387,240	$14,369,494	$37.11	$15,307,390	$39.53

Q1 2009	6,354	$730,286.64	$114.93	724,287	$113.99		71,792	$2,801,966	$39.03	$2,798,988	$38.99
Q2 2009	2	73,404	36,702.00	73,404	36,702.00		220,693	7,089,188	32.12	7,516,722	34.06
Q3 2009	2,969	374,486	126.13	391,286	131.79		211,944	6,770,476	31.94	6,893,466	32.52
Q4 2009	223	114,000	511.21	116,004	520.20		389,121	15,284,066	39.28	15,325,505	39.38

Total 2009	9,548	$1,292,177	$135.33	$1,304,981	$136.68	(2)	893,550	$31,945,695	$35.75	$32,534,681	$36.41

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $112.65 and $112.65 in 2008.

(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $99.24 and $99.24 in 2009.

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	86,329	$3,464,046	$40.13	$3,611,153	$41.83	115,228	$2,268,517	$19.69	$2,268,517	$19.69
2009	742,568	27,888,818	37.56	28,162,850	37.93	69,581	1,498,010	21.53	1,523,624	21.90
2010	775,218	33,414,812	43.10	34,380,590	44.35	146,848	2,359,506	16.07	2,416,368	16.45
2011	742,900	28,064,233	37.78	29,831,503	40.16	57,321	938,172	16.37	938,172	16.37
2012	866,288	35,441,282	40.91	37,541,807	43.34	65,458	1,248,609	19.07	1,265,896	19.34
2013	98,941	3,242,958	32.78	3,503,626	35.41	—	—	—	—	—
2014	447,657	16,957,849	37.88	19,214,272	42.92	217,668	3,745,959	17.21	4,096,131	18.82
2015	549,711	24,606,730	44.76	28,362,722	51.60	—	—	—	—	—
2016	187,575	6,623,375	35.31	8,229,333	43.87	—	—	—	—	—
2017	805,191	42,358,175	52.61	47,122,142	58.52	75,756	2,188,701	28.89	2,188,701	28.89
Thereafter	1,813,823	82,900,382	45.70	105,871,611	58.37	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	18,152	$849,740	$46.81	$849,740	$46.81	219,709	$6,582,303	$29.96	$6,729,411	$30.63
2009	22,687	849,832	37.46	853,419	37.62	834,836	30,236,660	36.22	30,539,892	36.58
2010	13,587	645,788	47.53	663,755	48.85	935,653	36,420,106	38.92	37,460,712	40.04
2011	18,533	890,571	48.05	907,911	48.99	818,754	29,892,977	36.51	31,677,586	38.69
2012	12,736	529,144	41.55	559,571	43.94	944,482	37,219,034	39.41	39,367,274	41.68
2013	13,377	683,985	51.13	770,839	57.62	112,318	3,926,943	34.96	4,274,465	38.06
2014	9,602	469,568	48.90	523,465	54.52	674,927	21,173,376	31.37	23,833,869	35.31
2015	24,704	1,126,570	45.60	1,229,651	49.78	574,415	25,733,300	44.80	29,592,374	51.52
2016	17,696	864,695	48.86	975,702	55.14	205,271	7,488,070	36.48	9,205,035	44.84
2017	24,412	1,070,538	43.85	1,190,204	48.75	905,359	45,617,415	50.39	50,501,047	55.78
Thereafter	101,784	2,940,244	28.89	3,691,655	36.27	1,915,607	85,840,626	44.81	109,563,266	57.20

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	56,094	2,252,097	40.15	2,399,205	42.77	41,839	858,432	20.52	858,432	20.52
Q3 2008	11,908	557,776	46.84	557,776	46.84	26,388	351,247	13.31	351,247	13.31
Q4 2008	18,327	654,173	35.69	654,173	35.69	47,001	1,058,837	22.53	1,058,837	22.53

Total 2008	86,329	$3,464,046	$40.13	$3,611,153	$41.83	115,228	$2,268,517	$19.69	$2,268,517	$19.69

Q1 2009	220,462	$7,087,122	$32.15	$7,108,989	$32.25	25,829	$636,626	$24.65	$639,899	$24.77
Q2 2009	58,592	2,406,119	41.07	2,469,677	42.15	—	—	—	—	—
Q3 2009	45,329	1,861,820	41.07	1,916,057	42.27	33,400	635,146	19.02	650,699	19.48
Q4 2009	418,185	16,533,757	39.54	16,668,127	39.86	10,352	226,238	21.85	233,025	22.51

Total 2009	742,568	$27,888,818	$37.56	$28,162,850	$37.93	69,581	$1,498,010	$21.53	$1,523,624	$21.90

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	97,933	3,110,529	31.76	3,257,637	33.26
Q3 2008	18,152	849,740	46.81	849,740	46.81	56,448	1,758,763	31.16	1,758,763	31.16
Q4 2008	—	—	—	—	—	65,328	1,713,011	26.22	1,713,011	26.22

Total 2008	18,152	$849,740	$46.81	849,740	$46.81	219,709	$6,582,303	$29.96	6,729,411	$30.63

Q1 2009	—	$—	$—	$—	$—	246,291	$7,723,748	$31.36	$7,748,889	$31.46
Q2 2009	—	—	—	—	—	58,592	2,406,119	41.07	2,469,677	42.15
Q3 2009	22,679	849,792	37.47	853,379	37.63	101,408	3,346,757	33.00	3,420,134	33.73
Q4 2009	8	40	5.00	40	5.00	428,545	16,760,035	39.11	16,901,192	39.44

Total 2009	22,687	$849,832	$37.46	$853,419	$37.62	834,836	$30,236,660	$36.22	$30,539,892	$36.58

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	207,286	$8,285,436	$39.97	$8,302,854	$40.06	—	$—	$—	$—	$—
2009	198,046	8,661,374	43.73	8,723,433	44.05	—	—	—	—	—
2010	745,114	18,242,863	24.48	19,060,420	25.58	—	—	—	—	—
2011	369,076	23,918,470	64.81	24,917,906	67.51	—	—	—	—	—
2012	240,526	11,892,596	49.44	12,225,787	50.83	—	—	—	—	—
2013	190,841	8,569,275	44.90	9,077,827	47.57	—	—	—	—	—
2014	471,350	18,155,818	38.52	19,674,944	41.74	—	—	—	—	—
2015	330,946	11,256,729	34.01	12,920,548	39.04	—	—	—	—	—
2016	931,129	36,494,959	39.19	39,454,872	42.37	—	—	—	—	—
2017	171,279	7,864,922	45.92	8,521,521	49.75	—	—	—	—	—
Thereafter	496,866	26,303,428	52.94	29,521,844	59.42	—	—	—	—	—
	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot
2008	18,710	$810,392	$43.31	$810,392	$43.31	225,996	$9,095,828	$40.25	$9,113,246	$40.32
2009	29,990	1,338,075	44.62	1,339,053	44.65	228,036	9,999,449	43.85	10,062,486	44.13
2010	35,049	1,740,660	49.66	1,767,496	50.43	780,163	19,983,523	25.61	20,827,916	26.70
2011	24,809	1,100,335	44.35	1,124,200	45.31	393,885	25,018,804	63.52	26,042,106	66.12
2012	35,001	2,520,183	72.00	2,646,395	75.61	275,527	14,412,779	52.31	14,872,182	53.98
2013	26,994	1,579,651	58.52	1,590,012	58.90	217,835	10,148,925	46.59	10,667,838	48.97
2014	8,365	567,038	67.79	607,288	72.60	479,715	18,722,856	39.03	20,282,232	42.28
2015	30,923	1,545,133	49.97	1,703,340	55.08	361,869	12,801,862	35.38	14,623,888	40.41
2016	7,887	444,176	56.32	492,530	62.45	939,016	36,939,135	39.34	39,947,402	42.54
2017	12,053	673,537	55.88	732,038	60.73	183,332	8,538,459	46.57	9,253,559	50.47
Thereafter	16,366	776,098	47.42	883,793	54.00	513,232	27,079,526	52.76	30,405,637	59.24

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	118,076	5,101,492	43.21	5,118,910	43.35	—	—	—	—	—
Q3 2008	50,721	1,812,675	35.74	1,812,675	35.74	—	—	—	—	—
Q4 2008	38,489	1,371,269	35.63	1,371,269	35.63	—	—	—	—	—

Total 2008	207,286	$8,285,436	$39.97	$8,302,854	$40.06	—	—	—	—	—

Q1 2009	16,177	$528,104	$32.65	$534,489	$33.04	—	$—	$—	$—	$—
Q2 2009	15,268	446,433	29.24	455,064	29.81	—	—	—	—	—
Q3 2009	70,246	2,683,810	38.21	2,729,335	38.85	—	—	—	—	—
Q4 2009	96,355	5,003,027	51.92	5,004,545	51.94	—	—	—	—	—

Total 2009	198,046	$8,661,374	$43.73	$8,723,433	$44.05	—	—	—	—	—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	1,242	130,829	105.34	130,829	105.34	119,318	5,232,320	43.85	5,249,739	44.00
Q3 2008	1,312	103,274	78.71	103,274	78.71	52,033	1,915,949	36.82	1,915,949	36.82
Q4 2008	16,156	576,289	35.67	576,289	35.67	54,645	1,947,558	35.64	1,947,558	35.64

Total 2008	18,710	$810,392	$43.31	$810,392	$43.31	225,996	$9,095,828	$40.25	$9,113,246	$40.32

Q1 2009	20,994	$735,799	$35.05	$735,799	$35.05	37,171	$1,263,903	$34.00	$1,270,287	34.17
Q2 2009	1,022	102,875	100.66	103,852	101.62	16,290	549,308	33.72	558,916	34.31
Q3 2009	—	—	—	—	—	70,246	2,683,810	38.21	2,729,335	38.85
Q4 2009	7,974	499,402	62.63	499,402	62.63	104,329	5,502,428	52.74	5,503,947	52.76

Total 2009	29,990	1,338,075	44.62	1,339,053	44.65	228,036	$9,999,449	$43.85	$10,062,486	$44.13

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	122,148	$9,672,534	$79.19	$10,018,638	$82.02	—	$—	$—	$—	$—
2009	138,519	9,874,339	71.29	9,927,269	71.67	—	—	—	—	—
2010	256,544	18,618,082	72.57	18,650,054	72.70	—	—	—	—	—
2011	92,271	6,609,682	71.63	6,889,362	74.66	—	—	—	—	—
2012	173,593	15,697,129	90.42	16,380,204	94.36	—	—	—	—	—
2013	56,636	4,096,944	72.34	7,287,468	128.67	—	—	—	—	—
2014	18,148	1,479,216	81.51	1,836,334	101.19	—	—	—	—	—
2015	65,862	4,316,753	65.54	4,634,557	70.37	—	—	—	—	—
2016	1,016,537	85,066,718	83.68	91,739,002	90.25	—	—	—	—	—
2017	1,212,531	97,294,823	80.24	108,961,915	89.86	—	—	—	—	—
Thereafter	2,162,648	135,707,091	62.75	168,401,304	77.87	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	658	$68,901	$104.71	$68,901	$104.71	122,806	$9,741,435	$79.32	$10,087,539	$82.14
2009	—	—	—	—	—	138,519	9,874,339	71.29	9,927,269	71.67
2010	—	—	—	—	—	256,544	18,618,082	72.57	18,650,054	72.70
2011	14,550	1,483,037	101.93	1,545,315	106.21	106,821	8,092,719	75.76	8,434,677	78.96
2012	6,050	794,434	131.31	876,885	144.94	179,643	16,491,564	91.80	17,257,090	96.06
2013	1,682	77,263	45.94	192,434	114.41	58,318	4,174,207	71.58	7,479,902	128.26
2014	11,368	1,266,652	111.42	1,474,396	129.70	29,516	2,745,868	93.03	3,310,729	112.17
2015	—	—	—	—	—	65,862	4,316,753	65.54	4,634,557	70.37
2016	51,371	3,686,177	71.76	4,084,585	79.51	1,067,908	88,752,895	83.11	95,823,587	89.73
2017	26,685	2,237,231	83.84	2,401,654	90.00	1,239,216	99,532,054	80.32	111,363,569	89.87
Thereafter	93,529	11,496,313	122.92	15,304,443	163.63	2,256,177	147,203,404	65.24	183,705,747	81.42

Boston Properties, Inc.

First Quarter 2008

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	60,590	4,482,661	73.98	4,482,661	73.98	—	—	—	—	—
Q4 2008	61,558	5,189,872	84.31	5,535,976	89.93	—	—	—	—	—

Total 2008	122,148	$9,672,534	$79.19	$10,018,638	$82.02	—	$—	$—	$—	$—

Q1 2009	2,109	$121,870	$57.79	$121,870	$57.79	—	$—	$—	—	$—
Q2 2009	58,543	4,474,163	76.43	4,516,734	77.15	—	—	—	—	—
Q3 2009	65,827	4,509,455	68.50	4,514,751	68.59	—	—	—	—	—
Q4 2009	12,040	768,850	63.86	773,913	64.28	—	—	—	—	—

Total 2009	138,519	$9,874,339	$71.29	$9,927,269	$71.67	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	350	26,070	74.49	26,070	74.49	350	26,070	74.49	26,070	74.49
Q3 2008	—	—	—	—	—	60,590	4,482,661	73.98	4,482,661	73.98
Q4 2008	308	42,831	139.06	42,831	139.06	61,866	5,232,704	84.58	5,578,808	90.18

Total 2008	658	$68,901	$104.71	$68,901	$104.71	122,806	$9,741,435	$79.32	$10,087,539	$82.14

Q1 2009	—	$—	$—	—	$—	2,109	$121,870	$57.79	121,870	$57.79
Q2 2009	—	—	—	—	—	58,543	4,474,163	76.43	4,516,734	77.15
Q3 2009	—	—	—	—	—	65,827	4,509,455	68.50	4,514,751	68.59
Q4 2009	—	—	—	—	—	12,040	768,850	63.86	773,913	64.28

Total 2009	—	$—	$—	$—	$—	138,519	$9,874,339	$71.29	$9,927,269	$71.67

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	20,336	$657,049	$32.31	$657,049	$32.31	—	$—	$—	$—	$—
2009	220,558	8,084,105	36.65	8,104,232	36.74	—	—	—	—	—
2010	135,005	4,893,676	36.25	4,931,304	36.53	—	—	—	—	—
2011	384,820	13,366,477	34.73	13,575,104	35.28	—	—	—	—	—
2012	49,248	1,649,885	33.50	1,698,833	34.50	—	—	—	—	—
2013	165,311	5,135,773	31.07	5,696,031	34.46	—	—	—	—	—
2014	630,271	19,507,199	30.95	21,074,322	33.44	—	—	—	—	—
2015	154,152	4,501,911	29.20	5,077,343	32.94	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	80,846	2,683,989	33.20	2,985,569	36.93	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	20,336	$657,049	$32.31	$657,049	$32.31
2009	—	—	—	—	—	220,558	8,084,105	36.65	8,104,232	36.74
2010	—	—	—	—	—	135,005	4,893,676	36.25	4,931,304	36.53
2011	—	—	—	—	—	384,820	13,366,477	34.73	13,575,104	35.28
2012	—	—	—	—	—	49,248	1,649,885	33.50	1,698,833	34.50
2013	—	—	—	—	—	165,311	5,135,773	31.07	5,696,031	34.46
2014	—	—	—	—	—	630,271	19,507,199	30.95	21,074,322	33.44
2015	—	—	—	—	—	154,152	4,501,911	29.20	5,077,343	32.94
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	80,846	2,683,989	33.20	2,985,569	36.93
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	4,092	118,873	29.05	118,873	29.05	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	16,244	538,176	33.13	538,176	33.13	—	—	—	—	—

Total 2008	20,336	$657,049	$32.31	$657,049	$32.31	—	$—	$—	$—	$—

Q1 2009	79,649	$3,109,973	$39.05	$3,109,973	$39.05	—	$—	$—	$—	$—
Q2 2009	11,085	346,400	31.25	346,400	31.25	—	—	—	—	—
Q3 2009	24,797	890,548	35.91	891,425	35.95	—	—	—	—	—
Q4 2009	105,027	3,737,184	35.58	3,756,434	35.77	—	—	—	—	—

Total 2009	220,558	$8,084,105	$36.65	$8,104,232	$36.74	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	4,092	118,873	29.05	118,873	29.05
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	16,244	538,176	33.13	538,176	33.13

Total 2008	—	$—	$—	$—	$—	20,336	$657,049	$32.31	$657,049	$32.31

Q1 2009	—	$—	$—	$—	$—	79,649	$3,109,973	$39.05	$3,109,973	$39.05
Q2 2009	—	—	—	—	—	11,085	346,400	31.25	346,400	31.25
Q3 2009	—	—	—	—	—	24,797	890,548	35.91	891,425	35.95
Q4 2009	—	—	—	—	—	105,027	3,737,184	35.58	3,756,434	35.77

Total 2009	—	$—	$—	$—	$—	220,558	$8,084,105	$36.65	$8,104,232	$36.74

Boston Properties, Inc.

First Quarter 2008

CBD PROPERTIES

Lease Expirations

	Greater Boston						Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	158,121	$7,331,226	$46.36	$8,269,122	$52.30	(1)	39,423	$1,875,162	$47.57	$1,875,162	$47.57
2009	315,328	13,745,227	43.59	13,766,835	43.66		405,246	16,173,627	$39.91	16,365,754	40.38
2010	175,894	6,764,538	38.46	6,826,256	38.81		350,116	17,636,804	$50.37	18,267,661	52.18
2011	805,023	44,104,187	54.79	45,886,921	57.00		117,757	6,673,926	$56.68	6,978,089	59.26
2012	504,375	24,561,860	48.70	24,788,780	49.15		162,359	6,983,599	$43.01	7,086,003	43.64
2013	218,257	12,035,493	55.14	13,152,957	60.26		7,265	354,056	$48.73	399,833	55.04
2014	508,386	23,838,927	46.89	23,757,639	46.73		54,268	2,589,212	$47.71	2,908,388	53.59
2015	272,346	14,597,165	53.60	15,653,632	57.48		337,833	18,344,715	$54.30	20,822,887	61.64
2016	296,421	21,946,900	74.04	22,636,123	76.36		57,782	2,661,376	$46.06	3,170,793	54.88
2017	103,886	5,817,099	56.00	6,346,666	61.09		753,559	40,104,395	$53.22	44,120,941	58.55
Thereafter	1,207,758	48,126,141	39.85	73,163,442	60.58		1,348,770	65,258,680	$48.38	88,526,984	65.64

	New York						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot
2008	122,806	$9,741,435	$79.32	$10,087,539	$82.14		173,739	$7,696,508	$44.30	$7,696,508	$44.30
2009	138,519	9,874,339	71.29	9,927,269	71.67		159,130	7,906,281	49.68	7,909,946	49.71
2010	256,544	18,618,082	72.57	18,650,054	72.70		206,866	11,481,788	55.50	11,856,510	57.31
2011	106,821	8,092,719	75.76	8,434,677	78.96		310,492	23,703,366	76.34	24,261,255	78.14
2012	179,643	16,491,564	91.80	17,257,090	96.06		253,520	13,719,389	54.12	14,107,087	55.64
2013	58,318	4,174,207	71.58	7,479,902	128.26		207,824	9,846,445	47.38	10,321,015	49.66
2014	29,516	2,745,868	93.03	3,310,729	112.17		223,413	10,244,513	45.85	10,942,714	48.98
2015	65,862	4,316,753	65.54	4,634,557	70.37		139,907	5,998,346	42.87	6,461,887	46.19
2016	1,067,908	88,752,895	83.11	95,823,587	89.73		810,628	33,932,862	41.86	36,289,690	44.77
2017	1,239,216	99,532,054	80.32	111,363,569	89.87		183,332	8,538,459	46.57	9,253,559	50.47
Thereafter	2,256,177	147,203,404	65.24	183,705,747	81.42		513,232	27,079,526	52.76	30,405,637	59.24

	Princeton/East Brunswick						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot
2008	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2009	—	—	—	—	—		—	—	—	—	—
2010	—	—	—	—	—		—	—	—	—	—
2011	—	—	—	—	—		—	—	—	—	—
2012	—	—	—	—	—		—	—	—	—	—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	Includes 4,626 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $38.44 and rent on expiring leases with future step-up is $43.20 per square foot in 2008.

Boston Properties, Inc.

First Quarter 2008

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	229,119	$7,038,268	$30.72	$7,038,268	$30.72	180,286	$4,707,141	$26.11	$4,854,249	$26.93
2009	578,222	18,200,468	31.48	18,767,847	32.46	429,590	14,063,032	32.74	14,174,138	32.99
2010	489,261	14,009,531	28.63	14,909,956	30.47	585,537	18,783,302	32.08	19,193,051	32.78
2011	472,017	12,614,292	26.72	12,861,061	27.25	700,997	23,219,051	33.12	24,699,498	35.23
2012	729,013	22,160,633	30.40	23,622,572	32.40	782,123	30,235,435	38.66	32,281,271	41.27
2013	125,789	3,460,091	27.51	3,888,331	30.91	105,053	3,572,887	34.01	3,874,632	36.88
2014	146,168	3,766,855	25.77	4,231,671	28.95	620,659	18,584,164	29.94	20,925,480	33.71
2015	81,692	1,836,045	22.48	2,251,833	27.56	236,582	7,388,585	31.23	8,769,487	37.07
2016	158,900	5,026,171	31.63	5,321,171	33.49	147,489	4,826,694	32.73	6,034,242	40.91
2017	145,556	4,148,104	28.50	5,119,079	35.17	151,800	5,513,019	36.32	6,380,106	42.03
Thereafter	301,276	6,913,183	22.95	6,628,821	22.00	566,837	20,581,946	36.31	21,036,282	37.11

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	52,257	$1,399,320	$26.78	$1,416,738	$27.11
2009	—	—	—	—	—	68,906	2,093,168	30.38	2,152,540	31.24
2010	—	—	—	—	—	573,297	8,501,734	14.83	8,971,406	15.65
2011	—	—	—	—	—	83,393	1,315,438	15.77	1,780,851	21.35
2012	—	—	—	—	—	22,007	693,390	31.51	765,095	34.77
2013	—	—	—	—	—	10,011	302,480	30.21	346,823	34.64
2014	—	—	—	—	—	256,302	8,478,343	33.08	9,339,517	36.44
2015	—	—	—	—	—	221,962	6,803,516	30.65	8,162,001	36.77
2016	—	—	—	—	—	128,388	3,006,274	23.42	3,657,712	28.49
2017	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	20,336	$657,049	$32.31	$657,049	$32.31	—	$—	$—	$—	$—
2009	220,558	8,084,105	36.65	8,104,232	36.74	—	—	—	—	—
2010	135,005	4,893,676	36.25	4,931,304	36.53	—	—	—	—	—
2011	384,820	13,366,477	34.73	13,575,104	35.28	—	—	—	—	—
2012	49,248	1,649,885	33.50	1,698,833	34.50	—	—	—	—	—
2013	165,311	5,135,773	31.07	5,696,031	34.46	—	—	—	—	—
2014	630,271	19,507,199	30.95	21,074,322	33.44	—	—	—	—	—
2015	154,152	4,501,911	29.20	5,077,343	32.94	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	80,846	2,683,989	33.20	2,985,569	36.93	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

First Quarter 2008

HOTEL PERFORMANCE Cambridge Center Marriott
	First Quarter 2008	First Quarter 2007	Percent Change
Occupancy	68.6%	73.8%	-7.0%
Average Daily Rate	$180.59	$175.70	2.8%
Revenue per available room	$123.94	$129.66	-4.4%

Boston Properties, Inc.

First Quarter 2008

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07
Greater Boston	97.9%	93.9%	87.7%	85.0%	93.3%	89.9%
Greater Washington	98.9%	98.1%	99.2%	99.6%	99.0%	98.9%
Midtown Manhattan	99.8%	99.5%	n/a	n/a	99.8%	99.5%
Princeton/East Brunswick, NJ	n/a	n/a	83.2%	87.1%	83.2%	87.1%
Greater San Francisco	94.2%	88.2%	99.4%	97.0%	95.6%	90.6%

Total Portfolio	98.0%	95.4%	92.1%	91.9%	95.6%	94.0%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07	31-Mar-08	31-Mar-07
Total Office Portfolio	97.9%	95.3%	93.2%	93.4%	96.1%	94.6%
Total Office/Technical Portfolio	100.0%	100.0%	82.9%	79.0%	86.3%	83.2%

Total Portfolio	98.0%	95.4%	92.1%	91.9%	95.6%	94.0%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

First Quarter 2008

SAME PROPERTY PERFORMANCE
Office, Office/Technical and Hotel Properties
	Office	Office/Technical	Hotel (1)		Total
Number of Properties	97	17	1		115
Square feet	27,398,423	1,501,523	330,400		29,230,346
Percent of in-service properties	96.8%	90.5%	100.0%		96.5%
Occupancy @ 3/31/2007	94.6%	83.2%	—		94.0%
Occupancy @ 3/31/2008	96.1%	86.3%	—		95.6%
Percent change from 1st quarter 2008 over 1st quarter 2007 (2):
Rental revenue	5.1%	7.2%	-2.8%		5.0%
Operating expenses and real estate taxes	4.7%	6.3%	-1.9%		4.4%
Net Operating Income (3)	5.4%	7.6%	-9.8	%(2)	5.4%
Net Operating Income (3) - without hotels					5.5%
Rental revenue - cash basis	6.5%	0.9%	-2.8%		6.1%
Net Operating Income (3) - cash basis (4)	7.5%	-1.4%	-9.8	%(2)	7.1%
Net Operating Income (3) - cash basis(4) - without hotels					7.2%

Same Property Lease Analysis - quarter ended March 31, 2008
		Office	Office/Technical		Total
Vacant space available @ 1/1/2008 (sf)		1,277,975	141,280		1,419,255
Square footage of leases expiring or terminated 1/1/2008-3/31/2008		578,595	—		578,595

Total space for lease (sf)		1,856,570	141,280		1,997,850

New tenants (sf)		570,937	—		570,937
Renewals (sf)		155,262	—		155,262

Total space leased (sf)		726,199	—		726,199

Space available @ 3/31/2008 (sf)		1,130,371	141,280		1,271,651

Net (increase)/decrease in available space (sf)		147,604	—		147,604
2nd generation Average lease term (months)		85	—		85
2nd generation Average free rent (days)		82	—		82
2nd generation TI/Comm PSF		$36.69	$—		$36.69
Increase (decrease) in 2nd generation gross rents (4)		48.21%	0.00%		48.21%
Increase (decrease) in 2nd generation net rents (4)		74.23%	0.00%		74.23%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.

(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.

(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.

(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 549,148 square feet.

Boston Properties, Inc.

First Quarter 2008

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	3/31/2008	3/31/2007
	(in thousands)
Net income available to common shareholders	$88,461	$854,307
Gains on sales of real estate from discontinued operations, net of minority interest	—	(161,848)
Income from discontinued operations, net of minority interest	—	(2,626)
Gains on sales of real estate, net of minority interest	(20,025)	(619,206)
Minority interest in Operating Partnership	13,024	10,928
Income from unconsolidated joint ventures	(1,042)	(965)
Minority interest in property partnership	625	—

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	81,043	80,590
Add:
Losses from early entinguishments of debt	—	722
Net derivative losses	3,788	—
Depreciation and amortization	74,671	69,772
Interest expense	67,839	73,926
General and administrative expense	19,588	16,808
Subtract:
Interest and other income	(11,779)	(16,988)
Development and management services income	(5,477)	(4,727)

Consolidated Net Operating Income	$229,673	$220,103

Same Property Net Operating Income	$217,280	$206,072
Net operating income from non Same Properties (1)	9,013	11,481
Termination income	3,380	2,550

Consolidated Net Operating Income	$229,673	$220,103

Same Property Net Operating Income	$217,280	$206,072
Less straight-line rent and fair value lease revenue	9,790	12,356

Same Property Net Operating Income - cash basis	$207,490	$193,716

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2008

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-08	31-Mar-07			31-Mar-08	31-Mar-07
Rental Revenue	$323,334	$306,837			$10,997	$10,257
Less Termination Income	3,380	2,550			—	—

Rental revenue - subtotal	319,954	304,287	15,667	5.1%	10,997	10,257	740	7.2%
Operating expenses and real estate taxes	111,108	106,166	4,942	4.7%	3,190	3,001	189	6.3%

Net Operating Income (1)	$208,846	$198,121	$10,725	5.4%	$7,807	$7,256	$551	7.6%

Rental revenue - subtotal	$319,954	$304,287			$10,997	$10,257
Less straight line rent and fair value lease revenue	9,126	12,344	(3,218)	-26.1%	665	13	652	5015.4%

Rental revenue - cash basis	310,828	291,943	18,885	6.5%	10,332	10,244	88	0.9%
Less:
Operating expenses and real estate taxes	111,108	106,166	4,942	4.7%	3,190	3,001	189	6.3%

Net Operating Income (2) - cash basis	$199,720	$185,777	$13,943	7.5%	$7,142	$7,243	$(101)	-1.4%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-08	31-Mar-07			31-Mar-08	31-Mar-07
Rental Revenue	$6,524	$6,709			$340,855	$323,803
Less Termination Income	—	—			3,380	2,550

Rental revenue - subtotal	6,524	6,709	$(185)	-2.8%	337,475	321,253	16,222	5.0%
Operating expenses and real estate taxes	5,897	6,014	(117)	-1.9%	120,195	115,181	5,014	4.4%

Net Operating Income (1)	$627	$695	$(68)	-9.8%	$217,280	$206,072	$11,208	5.4%

Rental revenue - subtotal	$6,524	$6,709			$337,475	$321,253
Less straight line rent and fair value lease revenue	(1)	(1)	—	0.0%	9,790	12,356	(2,566)	-20.8%

Rental revenue - cash basis	6,525	6,710	(185)	-2.8%	327,685	308,897	18,788	6.1%
Less:
Operating expenses and real estate taxes	5,897	6,014	(117)	-1.9%	120,195	115,181	5,014	4.4%

Net Operating Income (2) - cash basis	$628	$696	$(68)	-9.8%	$207,490	$193,716	$13,774	7.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.

(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

First Quarter 2008

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2008

	Office	Office/Technical	Total
Vacant space available @ 1/1/2008 (sf)	1,350,004	167,229	1,517,233
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	75,566	—	75,566
Leases expiring or terminated 1/1/2008-3/31/2008 (sf)	578,595	68,906	647,501

Total space for lease (sf)	2,004,165	236,135	2,240,300

New tenants (sf)	664,902	—	664,902
Renewals (sf)	155,262	—	155,262

Total space leased (sf)	820,164	—	820,164	(1)

Space available @ 3/31/2008 (sf)	1,184,001	236,135	1,420,136

Net (increase)/decrease in available space (sf)	166,003	(68,906)	97,097
2nd generation Average lease term (months)	87	—	87
2nd generation Average free rent (days)	88	—	88
2nd generation TI/Comm PSF	$35.72	$—	$35.72
Increase (decrease) in 2nd generation gross rents (2)	48.21%	0.00%	48.21%
Increase (decrease) in 2nd generation net rents (3)	74.23%	0.00%	74.23%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents(3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	325,125	18.00%	27.71%	325,125	368,055
Washington	75,477	5,547	-0.13%	-0.20%	81,024	132,049
New York	—	141,290	73.02%	123.04%	141,290	20,118
San Francisco	—	246,588	73.70%	107.46%	246,588	101,952
Princeton	—	26,137	-19.49%	-29.72%	26,137	80,366

	75,477	744,687	48.21%	74.23%	820,164	702,540

(1)	Details of 1st and 2nd generation space is located in chart below.

(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 549,148.

(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 549,148.

(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.

(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarter, including properties currently under development.

Boston Properties, Inc.

First Quarter 2008

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2008		2007	2006		2005
Recurring capital expenditures	$4,296		$36,599	$25,718		$22,369
Planned non-recurring capital expenditures associated with acquisition properties	15		1,490	3,869		2,957
Hotel improvements, equipment upgrades and replacements	993	(1)	1,127	7,969	(2)	4,097

	$5,304		$39,216	$37,556		$29,423

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2008	2007	2006	2005
Office
Square feet	744,687	3,201,812	2,972,996	2,749,079

Tenant improvement and lease commissions PSF	$35.72	$23.88	$29.14	$28.75

Office/Technical
Square feet	—	226,692	33,400	82,753

Tenant improvement and lease commissions PSF	$—	$26.62	$—	$2.89

Average tenant improvement and lease commissions PSF	$35.72	$24.06	$28.82	$28.00

(1)	Includes approximately $723,000 of costs related to suites renovation at Cambridge Center Marriott.

(2)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2008

ACQUISITIONS/DISPOSITIONS

as of March 31, 2008

ACQUISITIONS

For the period from January 1, 2008 through March 31, 2008

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
None

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS
For the period from January 1, 2008 through March 31, 2008

Property			Date Disposed	Square Feet	Gross Sales Price	Book Gain
280 Park Avenue (1)			Jun-06	—	$—	$23,438,000
Mountain View Research/Technology Parks (2)			Jan-08	736,268	221,600,000	—

Total Dispositions				736,268	$221,600,000	$23,438,000

(1)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the year ended December 31, 2007, the Company signed an additional qualifying lease for 22,250 net rentable square feet resulting in the recognition of approximately $18.0 million of additional book gain. During the three months ended March 31, 2008, the Company signed an additional qualifying lease for 17,454 net rentable square feet resulting in the recognition of approximately $23.4 million of additional book gain. As of March 31, 2008, the master lease obligation totaled approximately $2.3 million.

(2)	On January 7, 2008, the Company transferred at cost the Mountain View properties to the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2008

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2008

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 3/31/2008(2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q4 2008	Waltham, MA	1	210,000	66,449,203	79,707,173	—	—	13,257,970	100%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	170,584,612	213,800,000	200,000,000	148,342,595	—	72%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	41,703,693	60,536,931	—	—	18,833,238	20%
Annapolis Junction (50% ownership)	Q3 2008	Q4 2009	Annapolis, MD	1	117,600	17,670,301	32,600,000	22,750,000	10,128,035	2,307,734	0%
Wisconsin Place (66.67% ownership) (4)	Q2 2009	Q4 2010	Chevy Chase, MD	1	290,000	49,325,948	93,500,000	79,970,501	28,398,249	—	55%
South of Market (Phase II)	Q3 2009	Q3 2010	Reston, VA	1	225,000	24,891,910	87,200,000	—	—	62,308,090	77%
701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	6,644,171	34,000,000	—	—	27,355,829	100%
250 West 55th	Q1 2010	Q4 2010	New York, NY	1	1,000,000	315,729,695	910,000,000	—	—	594,270,305	22%
280 Congress Street (Russia Wharf) (5)	Q1 2011	Q1 2012	Boston, MA	2	815,000	143,719,293	550,000,000	—	—	406,280,707	78	% (6)

Total Properties under Construction				12	3,612,600	$836,718,826	$2,061,344,104	$302,720,501	$186,868,879	$1,124,613,872	55	% (6)

PROJECTS PLACED-IN-SERVICE DURING 2008

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at March 31, 2008	Estimated Future Equity Requirement	Percentage Leased
505 9th Street (50% ownership) (7)	Q4 2007	Q1 2008	Washington, D.C.	1	323,000	$66,848,198	$65,000,000	$65,000,000	$65,000,000	—	100%

Total Projects Placed in Service				1	323,000	$66,848,198	$65,000,000	$65,000,000	$65,000,000	$—	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased%	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (8)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$20.93	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	73.8%	23.20	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.31	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	77.8%	21.07	N	S	683,000

Total Properties held for Re-Development		11	477,448	64.2%	$21.05			1,748,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.

(2)	Represents the Company’s share.

(3)	Represents percentage leased as of April 25, 2008.

(4)	Includes approximately $34.5 million of land and infrastructure costs invested to date.

(5)	Includes 235,000 square feet of residential space for rent or for sale and 28,000 square feet of retail space.

(6)	Percentage Leased excludes 235,000 square feet of residential space and includes 28,000 square feet of retail space.

(7)	Estimated Total Investment includes net revenue during lease up period.

(8)	Included in developable square feet of Value Creation Pipeline - Owned Land Parcels on page 50.

Boston Properties, Inc.

First Quarter 2008

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2008

Location	Acreage	Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,163,604
Dulles, VA	76.6	934,000
Reston, VA	33.8	910,000
Gaithersburg, MD	27.0	850,000
Washington, DC (3)	2.7	825,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (4)	1.2	546,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	440.6	10,547,604

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS as of March 31, 2008
Location	Acreage	Developable Square Feet
Princeton, NJ (5)	143.1	1,780,000
New York, NY (50% ownership)	1.0	850,000
Framingham, MA (6)	21.5	300,000
Cambridge, MA (7)	—	200,000

	165.6	3,130,000

(1)	Properties on-site are held for future re-development and referenced on page 49.

(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.

(3)	Ground lease option exercised in Q1 2008.

(4)	Includes approximately 250,000 square feet of Residential development.

(5)	$30.50 per square foot and $125,000 per annum non-refundable payment.

(6)	Subject to ground lease.

(7)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

First Quarter 2008

Definitions
This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excludiperformance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)
In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation and net derivative losses, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternat

Debt to Total Market Capitalization Ratio
Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, but excluding unearned outperformance plan units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties
We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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